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                                             INDIVIDUAL VARIABLE ANNUITY APPLICATION

                                                                                                  SEND APPLICATION AND CHECK TO:
METLIFE                                                                                First MetLife Investors Insurance Company
Home Office Address (no correspondence)                      Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
200 Park Avenue . New York, NY 10166                                       For Express Mail Only . 4700 Westown Parkway Ste. 200
First MetLife Investors Variable Annuity Class L                                                . West Des Moines, IA 50266-2266
                                                                                             FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

                                                                                      Social
                                                                                      Security Number ________-________-________
   ________________________________________________________________________________
   Name            (First)            (Middle)            (Last)
                                                                                      Sex [ ] M [ ] F Date of Birth ___/____/___
   ________________________________________________________________________________
   Address     (Street - No P.O. Box)     (City)          (State)     (Zip)           Phone (_____) ____________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

   Correspondence is sent to the Owner.

                                                                                      Social
                                                                                      Security/Tax ID Number _____-______-______
   ________________________________________________________________________________
   Name            (First)            (Middle)            (Last)
                                                                                      Sex [ ] M [ ] F Date of Birth
   ________________________________________________________________________________                   /Trust        ___/____/___
   Address     (Street - No P.O. Box)     (City)          (State)     (Zip)           Phone (_____) ____________________________

3. JOINT OWNER

                                                                                      Social
                                                                                      Security Number ________-________-________
   ________________________________________________________________________________
   Name            (First)            (Middle)            (Last)                      Relationship to Owner ____________________

                                                                                      Sex [ ] M [ ] F Date of Birth ___/____/___
   ________________________________________________________________________________
   Address     (Street - No P.O. Box)     (City)          (State)     (Zip)           Phone (_____) ____________________________

4. BENEFICIARY

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                 /    /                     -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                       Relationship            Date of Birth             Social Security Number            %

                                                                 /    /                     -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                       Relationship            Date of Birth             Social Security Number            %

                                                                 /    /                     -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                    Relationship            Date of Birth             Social Security Number            %

                                                                 /    /                     -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                    Relationship            Date of Birth             Social Security Number            %

5. PLAN TYPE                                                                  6. PURCHASE PAYMENT

   INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                Funding Source of Purchase Payment
                                                                              ----------------------------------
   . NON-QUALIFIED .............. [ ]                                         [ ] 1035 Exchange/Transfer [ ] Check [ ] Wire

   . QUALIFIED TRADITIONAL IRA* . [ ] Transfer [ ] Rollover                   Initial Purchase
                                  [ ] Contribution - Year _______             Payment $_________________________________________
                                                                                                 Make Check Payable to
   . QUALIFIED SEP IRA*  ........ [ ] Transfer [ ] Rollover                            First MetLife Investors Insurance Company
                                  [ ] Contribution - Year _______
                                                                              (Estimate dollar amount for 1035 exchanges,
   . QUALIFIED ROTH IRA* ........ [ ] Transfer [ ] Rollover                   transfers, rollovers, etc.)
                                  [ ] Contribution - Year _______
                                                                              Minimum Initial Purchase Payment:
   . QUALIFIED 401 .............. [ ]                                            $10,000 (Non-Qualified and Qualified)

*  THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.

4477 (6/11)                                                 (BAR CODE)                                                    APPLNY
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RIDERS

7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)

These riders may only be chosen at the time of application. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

   1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following riders may be elected.)
      GUARANTEED MINIMUM INCOME BENEFITS (GMIB)/1/
      [ ] GMIB Max III
      [ ] GMIB Plus IV

      /1/ IF EITHER GMIB RIDER IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS
          APPLICATION.

   2) DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
      [ ] Principal Protection (no additional charge)
      [ ] Annual Step-Up

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?                        [ ] Yes [ ] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?            [ ] Yes [ ] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS
AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

________________________________________________________________________________________________________________________________
(Owner Signature & Title, Annuitant unless otherwise noted)

________________________________________________________________________________________________________________________________
(Joint Owner Signature & Title)

________________________________________________________________________________________________________________________________
(Signature of Annuitant if other than Owner)

Signed at ___________________________________________________________________________________ Date _____________________________
                              (City)                        (State)

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10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?                        [ ] Yes [ ] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?            [ ] Yes [ ] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

________________________________________________________________________________________________________________________________
Agent's Signature                                                     Phone

________________________________________________________________________________________________________________________________
Agent's Name and Number

________________________________________________________________________________________________________________________________
Name and Address of Firm

________________________________________________________________________________________________________________________________
State License ID Number

________________________________________________________________________________________________________________________________
Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.

Option A ________________     Option B ________________

4477 (6/11)                                                   Page 3                                                      APPLNY
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